SCHEDULE 14A
                   INFORMATION REQUIRED IN PROXY STATEMENT

                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material under Rule 14a-12

                            MEGATECH CORPORATION
  ------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)
  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11.
      (1)   Title of each class of securities to which transaction applies:
      ---------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:
      ---------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      ---------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:
      ---------------------------------------------------------------------
      (5)   Total fee paid:
      ---------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.
[ ]   Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      (1)   Amount previously paid:
      ---------------------------------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:
      ---------------------------------------------------------------------
      (3)   Filing Party:
      ---------------------------------------------------------------------
      (4)   Date Filed:
      ---------------------------------------------------------------------

                            MEGATECH CORPORATION
                              555 WOBURN STREET
                             TEWKSBURY, MA 01876
                               (978) 937-9600


April 4, 2003

Dear Stockholder:

      On behalf of the Board of Directors (the "Board of Directors") of Megatech Corporation (the "Company"), it is my pleasure to invite you to the 2003 annual meeting of stockholders (the "Annual Meeting"). The Annual Meeting will be held on May 12, 2003 at 10:00 a.m., local time, at Snap On Tools, 91 Cedar Street, Milford, Massachusetts.

      The Annual Meeting has been called for the following purposes: (1) to elect five (5) directors to serve on the Board of Directors, each for a one-year term; (2) to ratify the Board of Directors' appointment of Sullivan Bille P.C. as the Company's independent public accountants for the 2003 fiscal year and (3) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, all as more fully described in the accompanying proxy statement.

      The Board of Directors has approved the matters being submitted by the Company for stockholder approval at the Annual Meeting and recommends that stockholders vote "FOR" such proposals. It is important that your votes be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and promptly return it in the prepaid envelope.

Sincerely,

Vahan V. Basmajian
President & Chief Executive Officer



           OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

      The Board of Directors of the Company does not know of any other matters to be presented for a vote at the Annual Meeting. If, however, any other matter should properly come before the Annual Meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment.

By Order of the Board of Directors                Date:  April 4, 2003
                                                  Tewksbury, Massachusetts
Vahan V. Basmajian
President & Chief Executive Officer


A COPY OF THE ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 ACCOMPANIES THIS PROXY STATEMENT. THIS REPORT IS A COMBINED REPORT WITH THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE, UPON RECEIPT OF A REQUEST ADDRESSED TO THE CORPORATE CLERK, MEGATECH CORPORATION, 555 WOBURN STREET, TEWKSBURY, MA 01876.

                            MEGATECH CORPORATION
                              555 WOBURN STREET
                             TEWKSBURY, MA 01876
                               (978) 937-9600

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON May 12, 2003

      NOTICE IS HEREBY GIVEN that the 2003 annual meeting of stockholders (the "Annual Meeting") of Megatech Corporation, a Massachusetts corporation (the "Company"), will be held on May 12, 2003 at 10:00 a.m., local time, at Snap On Tools, 91 Cedar Street, Milford, Massachusetts, for the purpose of considering and voting upon the following matters:

    1. to elect five(5) directors to serve on the Board of Directors, each for a one-year term and until their respective successors are elected;

    2. to ratify the Board of Directors' appointment of Sullivan Bille P.C. as the Company's independent public accountants for the 2003 fiscal year; and

    3. to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Pursuant to the Company's bylaws, the Board of Directors has fixed April 4, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at all adjournments thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of all stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days before the Annual Meeting at the offices of the Company located at 555 Woburn Street, Tewksbury, MA 01876.

By Order of the Board of Directors

Dennis A. Humphrey
Clerk, Megatech Corporation
Tewksbury, Massachusetts
April 4, 2003

      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU SIGN AND RETURN YOUR PROXY CARD WITHOUT SPECIFYING A CHOICE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

                            MEGATECH CORPORATION
                              555 WOBURN STREET
                             TEWKSBURY, MA 01876
                               (978) 937-9600

                               PROXY STATEMENT
                     2003 ANNUAL MEETING OF STOCKHOLDERS
                                April 4, 2003

              SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

      This Proxy Statement and the accompanying proxy card are furnished to stockholders of Megatech Corporation, a Massachusetts corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors (the "Board of Directors" or the "Board") of proxies to be used at the 2003 annual meeting of stockholders (the "Annual Meeting"), to be held on May 12, 2003, at 10:00 a. m., local time, at Snap On Tools, 91 Cedar Street, Milford, Massachusetts, and at any adjournments thereof.

                              ABOUT THE MEETING

What is the purpose of the Annual Meeting?

      At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and the ratification of the appointment of the Company's independent accountants. In addition, management will report on the performance of the Company during 2002 and respond to appropriate questions from stockholders.

Who is entitled to vote?

      Only stockholders of record at the close of business on the record date, April 4, 2003 (the "Record Date"), are entitled to receive notice of the Annual Meeting and to vote the common stock that they held on that date at the Annual Meeting or any postponement or adjournment of that meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon. Stockholders' votes will be tabulated by persons appointed by the Board to act as inspectors of election for the Annual Meeting.

      Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to obtain a proxy from your broker or nominee to personally vote at the Annual Meeting.

What constitutes a quorum?

      The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, 3,886,958 shares of common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining the presence of a quorum. A "broker non-vote" occurs when a broker or other nominee indicates on the proxy card that it does not have discretionary authority to vote on a particular matter.

How do I vote?

      If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If your shares are held in "street name," you may vote by telephone or electronically through the Internet by following the voting instructions on the form you receive. The deadline for voting by telephone or electronically is 11:59 p.m. eastern standard time on May 9, 2003. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the Annual Meeting will need to obtain a proxy from the institution that holds their shares.

Can I change my vote after I return my proxy card?

      Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

What are the board's recommendations?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth below, together with the description of each item in this Proxy Statement. The Board recommends a vote:

      -   for election of the nominated slate of five(5) directors; and

      - for ratification of the appointment of Sullivan Bille P.C. as the Company's independent accountants for the 2003 fiscal year.

      With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

      The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have no legal effect on the election of directors but will be counted for purposes of determining whether there is a quorum. The Company's Certificate of Incorporation does not provide for cumulative voting in the election of directors.

      For the ratification of the Company's independent accountants and any other item voted upon at the Annual Meeting, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote on the item will be required for approval. Abstentions will not be voted for any such matter. Accordingly, abstentions will have the same legal effect as a negative vote. Broker non-votes will not be counted in determining the number of shares necessary for approval.

Who will bear the costs of soliciting proxies for the Annual Meeting?

      The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone, by officers and employees of the Company who will not receive any additional compensation for their services. Proxies and proxy material will also be distributed at the expense of the Company by brokers, nominees, custodians and other similar parties.

      If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with instructions marked thereon. Executed but unmarked proxies will be voted "FOR" Proposal 1 - to elect the Board of Directors' five(5) nominees for Director and "FOR" Proposal 2 - to ratify the Board of Directors' appointment of Sullivan Bille P.C. as the Company's independent public accountants for the 2003 fiscal year. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in accordance with their best judgment.

      This Proxy Statement, Notice of Annual Meeting of Stockholders, the proxy card and the Company's Annual Report to Stockholders were first mailed to stockholders on or about April 12, 2003.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF
              THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.
                            ELECTION OF DIRECTORS

                                (PROPOSAL 1)

      The Board of Directors currently consists of five (5) directors, each serving a one-year term. At the Annual Meeting, five (5) directors will be elected, each for a one-year term. The Board of Directors has nominated for director Vahan V. Basmajian, Varant Z. Basmajian , Ralph E. Hawes, Dennis
A. Humphrey and Henry P. Ingwersen to be elected at the Annual Meeting.

      Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of Messrs. Vahan Basmajian, Varant Z. Basmajian, Hawes, Humphrey, and Ingwersen. The Board of Directors believes that such nominees will stand for election and will serve if elected as directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the persons named in the accompanying proxy shall determine in accordance with their best judgment. Pursuant to the Company's bylaws, directors are elected by plurality vote. The Company's Certificate of Incorporation does not provide for cumulative voting in the election of directors.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                 THE ELECTION OF ITS NOMINEES FOR DIRECTORS.

Information as to Nominees for Directors and Executive Officers

NAME                    AGE     POSITION

Vahan V. Basmajian      64      President, Chief Executive Officer, and
                                Chairman of the Board of Directors
Varant Z. Basmajian     37      Executive Vice President and Director
Ralph E. Hawes          71      Director
Dennis A. Humphrey      54      Clerk and Director
Henry P. Ingwersen      67      Director

      Directors are elected to serve for one year or until their successors are elected and qualified or until their earlier resignation or removal. All directors are elected annually at the annual meeting of stockholders.

Directors Standing For Election

      VAHAN V. BASMAJIAN has served as the Company's President and Chief Executive Officer since 1986 and a member of its Board of Directors since 1970. Mr. Basmajian received his Masters Degree in Aeronautics from M.I.T.

      VARANT Z. BASMAJIAN, son of Vahan V. Basmajian, has served as the Company's Executive Vice President and a member of its Board of Directors since 1999. Previously, Mr. Basmajian served as Vice President of Marketing at Megatech Corporation . He received his B.S. degree in Business from Bentley College.

      RALPH E. HAWES has served on the Company's Board of Directors since 1998. Mr. Hawes is now retired from his last position as Executive Vice President of SBI, Inc.. Previously his business experience includes 15 years as a program manager with IBM as well as multiple director and officer positions at other companies.

      DENNIS A. HUMPHREY has served on the Company's Board of Directors since 1992, and has been the Clerk of the Company since 1997. Since 1999, he has been a criminal justice consultant for Adcare Criminal Justice Services, Inc. and for the previous 5 years he was the deputy superintendent for the Suffolk County Sheriff's Department.

      HENRY P. INGWERSEN has served on the Company's Board of Directors since 1999. Mr. Ingwersen has served as the Sales Manager for the Government and Education Division of Snap-On Corporation since 1990 and performed various functions at Snap On Corporation for the previous 19 years.

The Board and Its Committees

      The Board held 5 meetings in 2002 in addition to acting by unanimous written consent one time. Each director attended at least 75% of all meetings of the Board to which he was assigned.

Director Compensation

      Employee and independent directors receive no additional cash
compensation for serving as a director of the Company.   However, each
director received 8000 shares of the Company's Common Stock during 2002.

Executive Compensation

      The following table sets forth all compensation awarded to, earned by or paid to the Company's Chief Executive Officer and all other officers in the fiscal years ended December 31, 2000, 2001 and 2002 for services rendered in all capacities to the Company during those fiscal years. No employee of the Company received an annual salary and bonus in excess of $100,000 during any of such fiscal years.

                                               Annual Compensation           All Other
                                                                           Compensation
                                                                                (1)
---------------------------------------------------------------------------------------
Name and Principal Position              Fiscal Year    Salary    Bonus
---------------------------------------------------------------------------------------

Vahan V. Basmajian                          2002       $87,299    $    0      $    0
   President & Chief Executive Office,      2001       $81,354    $    0      $    0
   Acting Chief Financial Officer           2000       $81,354    $    0      $2,441

All Other Officers  (1 person)              2002       $54,708    $5,000      $    0
                                            2001       $50,475    $    0      $    0
                                            2000       $50,078    $    0      $1,536

<F1>  Amounts indicated are the Company contributions to the Company's
SIMPLE IRA plan. Eligible employees may contribute up to $7,000 annually to the plan. Under the terms of the plan, the Board of Directors determines annually the amount of the matching contribution. There were no contributions during the years ended December 31, 2002 and 2001. The matching contribution for the year ended December 31, 2000 was approximately $5,400.

                            Option Grants in 2002
  The Company made no option grants to its employees during the Company's
                              2002 fiscal year.

                   RATIFICATION OF THE APPOINTMENT OF THE
                  COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

                                (PROPOSAL 2)

      Effective December 31, 1996, the Company engaged the accounting firm of Sullivan Bille P.C. as the Company's independent accountants. The Board of Directors approved the appointment of Sullivan Bille P.C. to audit the financial statements of the Company for the fiscal year ended December 31, 2003. If the stockholders do not ratify the appointment of Sullivan Bille P.C., the Board of Directors may reconsider its selection.

      Sullivan Bille P.C. performed various audit and other services for the Company during fiscal year 2002. Such services included an audit of annual financial statements, interim reviews of quarterly financial statements, review and consultation connected with certain filings with the SEC, consultation on tax, financial accounting and reporting matters, and meetings with the Board of Directors.

      Representatives of Sullivan Bille P.C. are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

Information Concerning Fees Paid to the Company's Auditors

      Set forth below is certain information concerning fees billed to the Company by Sullivan Bille P.C. in respect of services provided in 2002 and 2001. As indicated below, in addition to auditing and reviewing the Company's financial statements, Sullivan Bille P.C. provided the Company with other services in 2002 and 2001. The Board of Directors has determined that the provision of these other services is compatible with maintaining the independence of Sullivan Bille P.C.

      Audit Fees. The audit fees billed for professional services rendered by Sullivan Bille P.C. for the audit of the Company's annual financial statements and the review of the financial statements included in the Company's quarterly reports on Form 10-Q for fiscal years 2002 and 2001 were $21,800 and $16,300 respectively.

      Audit Related Fees. There were no audit related fees for professional services rendered by Sullivan Bille P.C. for fiscal years 2002 or 2001, respectively.

      Tax Fees. Tax fees billed to the Company by Sullivan Bille P.C. were $1,200 for 2002 and 2001, respectively. The 2002 and 2001 tax fees represent the preparation of tax returns.

      All Other Fees. There were no other fees that Sullivan Bille P.C. billed the Company for other services rendered in 2002 and 2001.

      The stockholders are being asked to ratify the Board's appointment of Sullivan Bille P.C. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the ratification and approval of the appointment of independent accountants. All shares of Common Stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified. If you execute and return a proxy without instruction, your shares will be voted for ratification of the appointment of Sullivan Bille P.C. as independent accountants for the Company for fiscal year 2003.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION AND APPROVAL OF
 THE APPOINTMENT OF SULLIVAN BILLE P.C. AS INDEPENDENT ACCOUNTANTS FOR THE
                        COMPANY FOR FISCAL YEAR 2003.

                          COMMON STOCK OWNERSHIP OF
                    PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company's Common Stock by the following as of April 4, 2003, based upon the records of the Company and information furnished by nominees to the Company's Board of Directors:

* all persons known by the Company to own beneficially 5% or more of the Company's Common Stock,

*     each of the Company's directors,

*     the Company's Chief Executive Officer, and

*     all directors and executive officers as a group.

      Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned by the stockholder.

                                       Number of Shares      Percentage of
                                         Beneficially           Shares
                                            Owned             Outstanding
--------------------------------------------------------------------------

Directors and executive officers:
Vahan V. Basmajian (1)                     946,500              24.4%
Varant Z. Basmajian (1)                    136,900               3.5%
Ralph E. Hawes (1)                          38,000               1.0%
Dennis A. Humphrey (1)                      38,000               1.0%
Henry P. Ingwersen (1)                      17,000               0.4%
--------------------------------------------------------------------------
All directors and executive officers
   as a group (5 persons)                1,176,400              30.3%

<F1>  Address is c/o Megatech Corporation, 555 Woburn Street, Tewksbury, MA
01876.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of initial ownership and reports of changes in ownership with the Securities and Exchange Commission and furnish the Company with copies of such reports. Based solely on a review of the copies of reports furnished to the Company by its executive officers, directors and persons who beneficially own more than ten percent of the Company's equity securities and written representations from the Company's executive officers and directors, the Company believes that, during the preceding year, all filing requirements applicable to the Company's executive officers, directors and ten percent beneficial owners under Section 16(a) were satisfied.

Submission of Stockholder Proposals for 2004 Annual Meeting

      Any proposal or proposals by a stockholder intended to be included in the Company's proxy statement and form of proxy relating to the 2004 annual meeting of stockholders must be received by the Company no later than December 20, 2003, pursuant to the proxy solicitation rules of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2003 Annual Meeting of Stockholders any stockholder proposal that may be omitted from the Company's proxy materials pursuant to applicable regulations of the SEC in effect at the time such proposal is received.

               PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
PROXY                                                                 PROXY

                            MEGATECH CORPORATION

               (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

      The undersigned holder of common stock of Megatech Corporation, revoking all proxies heretofore given, hereby constitutes and appoints Vahan V. Basmajian and Dennis A. Humphrey, and each of them Proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of the said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Megatech Corporation, to be held May 12, 2003, at 10:00 a.m., local time, and at any adjournments thereof.

      The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given. Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter which may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR proposal 2.

          PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE Please date, sign and mail your proxy card back as soon as possible!
                       Annual Meeting of Stockholders

                            MEGATECH CORPORATION
                               April 4,  2003
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTERS (1) & (2)
              LISTED BELOW, TO COME BEFORE THE ANNUAL MEETING.
               Please Detach and Mail in the Envelope Provided

[ ]   Please mark your votes as in this example OR all nominees listed at right (except as marked to the contrary below)

WITHHOLD AUTHORITY to vote for all nominees listed at right.
Election of [five (5)] directors, to serve on the Board of Directors, each for a one-year term and until their respective successors are elected.

      NOMINEES: Vahan V. Basmajian, Varant Z. Basmajian, Ralph E. Hawes,
                Dennis A. Humphrey, Henry P. Ingwersen

      FOR, except withhold from the following nominee(s):

[ ]   ABSTAIN            [ ]   FOR            [ ]   AGAINST

To ratify the Board of Directors' appointment of Sullivan Bille P.C. as the Company's independent public accountants for the year 2003.

To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

This Proxy, which is solicited on behalf of the Board of Directors, will be voted FOR the matters described in paragraphs (1) and (2) unless the shareholder specifies otherwise (in which case it will be voted as specified).

Signature(s)
            -------------------------

Dated:                          ,2003
      --------------------------

NOTE: Please sign exactly as name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner.